Exhibit 99.1

Liberty Broadband and GCI Liberty Announce Preliminary Results of Stockholder Meetings; Indicate Stockholders Approve Combination

ENGLEWOOD, Colorado, December 15, 2020 –Liberty Broadband Corporation (“Liberty Broadband”) (NASDAQ: LBRDA, LBRDK) and GCI Liberty, Inc. (“GCI Liberty”) (NASDAQ: GLIBA, GLIBP) each announced the preliminary voting results from their respective special meetings held earlier today.

The preliminary vote tallies from the special meetings indicate that GCI Liberty and Liberty Broadband stockholders approved the adoption of the merger agreement governing the combination of Liberty Broadband and GCI Liberty, and, in addition, Liberty Broadband stockholders approved the issuance of Liberty Broadband common and preferred stock in connection with the combination. These approvals, which include the approval of the merger agreement by a majority of the voting power held by the unaffiliated holders of each of GCI Liberty and Liberty Broadband, are the only requisite stockholder approvals needed by either company in connection with the combination.

Each of GCI Liberty and Liberty Broadband will report the final voting results of its special meeting on a Form 8-K to be filed with the Securities and Exchange Commission following the certification of the final results by the independent inspector of election.

The closing of the combination is expected to occur after close of business on December 18, 2020.

About Liberty Broadband

Liberty Broadband Corporation’s (NASDAQ: LBRDA, LBRDK) businesses consist of its interest in Charter Communications and its subsidiary Skyhook.

About GCI Liberty, Inc.

GCI Liberty, Inc. (Nasdaq: GLIBA, GLIBP) operates and owns interests in a broad range of communications businesses. GCI Liberty’s assets consist of its subsidiary GCI Holdings, LLC (“GCI”) and interests in Charter Communications and Liberty Broadband. GCI is Alaska’s largest communications provider, providing data, wireless, video, voice and managed services to consumer and business customers throughout Alaska and nationwide. GCI has delivered services for nearly 40 years to some of the most remote communities and in some of the most challenging conditions in North America.

Forward-Looking Statements

This communication includes forward-looking statements. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “expected” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. Similarly, statements about the combination, including satisfaction of conditions to the combination and the timing of the combination and other statements that are not historical facts are also forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Liberty Broadband or GCI Liberty stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the combination on a timely basis or at all and the satisfaction of the conditions precedent to consummation of the combination, including, but not limited to, approval by the stockholders of Liberty Broadband and GCI Liberty. These forward-looking statements speak only as of the date of this communication, and Liberty Broadband and GCI Liberty expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Broadband’s or GCI Liberty’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Broadband and GCI Liberty, including the most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, for additional information about Liberty Broadband and GCI Liberty and about the risks and uncertainties related to the businesses of Liberty Broadband and GCI Liberty which may affect the statements made in this communication.

Liberty Broadband Corporation
Courtnee Chun, 720-875-5420

GCI Liberty, Inc.
Courtnee Chun, 720-875-5420

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